Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated April 6, 2020 to each Fund’s

Summary Prospectus dated April 30, 2019, as supplemented and amended to date

Effective immediately, under the heading “Principal Risks of Investing in the Fund,” the disclosure is hereby supplemented with the following risk:

“Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.